SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                                 |_|

Filed by a party other than the Registrant              |X|

Check the appropriate box:

      |_|   Preliminary Proxy Statement

      |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      |_|   Definitive Proxy Statement

      |X|   Definitive Additional Materials

      |_|   Soliciting Material Pursuant to Section 240.14a-12

                              THE KOREA FUND, INC.
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                (Name of Registrant as Specified in its Charter)

                       CITY OF LONDON INVESTMENT GROUP PLC
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      |X|   No fee required.

      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials:

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|_|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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                                    IMPORTANT

             YOU CAN VOTE FOR CITY OF LONDON'S INDEPENDENT NOMINEES
                           ONLY ON THE GOLD PROXY CARD

      A vote to "withhold" in protest against the Board that is voted on the Fund's white proxy card is not the same as a vote FOR the Independent Nominees on the GOLD proxy card. In order for your vote to count FOR the Independent Nominees, you must use the GOLD proxy card. If you send in a later-dated "withhold" vote on the Fund's proxy card, it may revoke any vote you may have previously sent in FOR the Independent Nominees on the GOLD proxy.

      In order to make certain that your vote counts FOR the Independent Nominees, please make certain that you use the GOLD proxy and do not return any later-dated white proxies to the Fund. Only your latest-dated proxy counts.

                 SEE THE REVERSE SIDE FOR VOTING YOUR GOLD PROXY
                       BY TOLL--FREE TELEPHONE OR INTERNET

                                   Thank you.

                       City of London Investment Group PLC

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                          Internet and Telephone Voting

      Holders in many banks and brokerage firms will be able to vote by internet or by toll-free telephone. Instructions for internet and telephone voting in most cases will be included on the enclosed GOLD voting form that has been provided by your broker or bank. We urge you to take advantage of the opportunity to vote your GOLD proxy card today by following the instructions on the GOLD voting form for using the internet or toll-free telephone.

      If you have any questions, please contact: Morrow & Co., Inc. 445 Park Avenue, New York, New York 10022. Call toll free: 800-607-0088. Bankers and Brokers Call Collect: 212-754-8000.